Exhibit 99.2

Supplemental Earnings Information
3rd Quarter and Year-to-Date Sept. 30, 2009
October 28, 2009

UniSource Energy Corporation
Supplemental Earnings Information
October 28, 2009
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

YEAR OVER YEAR EARNINGS VARIANCE EXPLANATION

	3rd Quarter		Year-to-Date Sept. 30
$ in millions	Pre-Tax	After Tax	Pre-Tax	After Tax
2008 UniSource Energy Net Loss		($11.0)		($8.9)

TEP2009 vs. 2008
Change in Revenues
Higher retail revenues (excluding REST and DSM revenues) due to hot summer weather and TEP’s new rate structure.	32.7	20.1	38.2	23.5

Lower long-term wholesale electric and transmission revenues due to lower sales volumes.	(4.3)	(2.6)	(9.0)	(5.6)

Change in PPFAC-Related Expenses
Lower fuel and purchased power expense (net of short-term wholesale revenues) resulting primarily from a decline in the wholesale market price for power and natural gas.	50.1	30.8	73.8	45.5

Change in TEP Utility Gross Margin	$78.5	$48.3	$102.9	$63.5

Change in Other Expenses and Income

Higher base O&M due to an increase in pension expense. YTD base O&M also impacted by higher generating plant maintenance expense.	(0.4)	(0.2)	(20.1)	(12.4)

Higher depreciation and amortization due to: additions to plant in service; new depreciation rates for generation assets; and amortization of regulatory assets resulting from the 2008 TEP Rate Order. YTD also impacted by an adjustment related to an investment in lease equity made in 2006.	(6.5)	(4.0)	(21.3)	(13.2)

Higher Other Income	2.7	1.7	7.8	4.8

Lower interest expense due to: lower rates on variable rate debt; and lower balances of capital lease obligations. YTD also impacted by an adjustment related to an investment in lease equity made in 2006.	2.3	1.4	9.7	6.0

Other Changes	3.8	2.3	9.3	5.7

Change in TEP’s Other Expenses and Income	$1.9	$1.1	($14.7)	($9.1)

Change in Regulatory Refunds and Amortization of TRA
Deferral of Revenues after TRA amortized in May 2008	29.5	18.1	44.4	27.4
TRA amortization expense in 2008	0.0	0.0	23.9	14.7

Total TEP Change 2009 vs. 2008	$109.9	$67.5	$156.5	$96.6

Other Changes 2009 vs. 2008
UNS Gas Change in Net Income		0.0		(1.7)

UNS Electric Change in Net Income		1.1		2.2
Rate increase in June 2008, hot summer weather and a new mining customer.

Other		0.0		5.6
YTD results include an after-tax gain at Millennium from the sale of Sabinas ($3.6 million). Q3 and YTD results include results of UED and consolidating adjustments.

Total Change in UNS Net Income		68.6		102.7

2009 UniSource Energy Net Income		$57.6		$93.8

TEP UTILITY GROSS MARGIN

	Q3	Q3	YTD Sep. 30	YTD Sep. 30
(millions)	2009	2008	2009	2008
Retail Electric Revenues* (Excluding DSM & REST)	$292.6	$259.9	$665.3	$627.1
Long-Term Wholesale Electric Sales	10.4	14.5	34.6	43.2
Wholesale Transmission Revenues	4.1	4.3	12.4	12.8

Total	$307.1	$278.7	$712.3	$683.2

Less Fuel, Purchased Power and Transmission Expense
Fuel	92.3	108.4	208.8	251.6
Reimbursed Fuel	(1.1)	(1.3)	(3.3)	(4.2)
Purchased Power	53.0	100.4	112.4	211.2
Increase (Decrease) to Reflect PPFAC Recovery	(12.9)	0.0	(16.9)	0.0
Transmission	0.6	5.1	2.4	9.6
Short-Term Wholesale Electric Sales	(23.5)	(54.1)	(60.7)	(151.7)

Fuel, Purchased Power and Transmission Expense Net of Short-Term Wholesale Revenues	108.4	158.5	242.7	316.4

Utility Gross Margin (non-GAAP)	$198.7	$120.2	$469.6	$366.8

Reconciling Line Items to Operating Income
CTC Revenue Subject to Refund	0.0	(29.5)	0.0	(44.4)
Other Revenue	21.7	19.4	59.1	54.7
REST & DSM Revenues	4.8	0.6	9.9	0.8

Other Operating Expenses (Income):
Reimbursed Fuel	1.1	1.3	3.3	4.2
Other Operations & Maintenance	69.2	63.8	213.1	183.9
Depreciation & Amortization	37.7	31.2	114.5	93.2
Amortization of Transition Recovery Asset	0.0	0.0	0.0	23.9
Taxes Other Than Income Taxes	9.1	8.1	29.4	29.1

Operating Income (GAAP)	$108.1	$6.3	$178.2	$43.5

TEP — RETAIL AND LONG-TERM WHOLESALE MARGINS

	YTD Sep 30	Q3
RETAIL REVENUES (CENTS / KWH)	2009	2009
Avg. Non-Fuel Rates
Residential	6.52	6.67
Commercial	8.07	8.34
Industrial	4.60	4.67
Mining	2.99	2.87
Other	5.01	5.19

Total Average Non-Fuel Rate	5.99	6.23
Avg. Base Fuel and PPFAC Rate	3.10	3.41
Avg. REST & DSM Rate	0.14	0.16

Avg. Total Retail Rate	9.22	9.80

	YTD Sep 30	Q3
RETAIL NON-FUEL REVENUES* (MILLIONS)	2009	2009
Residential	$204.1	$97.0
Commercial	124.6	51.6
Industrial	76.7	29.3
Mining	23.7	7.7
Other	9.4	3.5

Total	$438.6	$189.1
Base Fuel and PPFAC Revenues	226.7	103.6
REST & DSM Revenues	9.9	4.8

Total Electric Retail Revenues	$675.2	$297.4

*	Retail non-fuel revenues exclude fuel, PPFAC, REST/DSM charges

	YTD Sep 30	Q3
LONG-TERM WHOLESALE GROSS MARGIN (MILLIONS)	2009	2009

Long-term Wholesale Revenues	$34.6	$10.4
Fuel and Purchased Power Expense	16.1	4.8

Net	$18.5	$5.6

UNISOURCE ENERGY AND TEP O&M COMPONENTS

UniSource Energy	YTD Sep 30	YTD Sep 30	Q3	Q3
O&M Components	2009	2008	2009	2008
	-millions-		-millions-
TEP Base O&M (Non-GAAP)	$173.6	$153.5	$52.6	$52.2
UNS Gas O&M	18.6	18.5	6.3	5.8
UNS Electric O&M	17.1	16.1	6.0	5.6
Consolidating Adjustments & Other	(8.5)	(8.0)	(3.0)	(2.3)

UniSource Energy Base O&M (Non-GAAP)	$200.8	$180.1	$61.8	$61.3
Reimbursed O&M Related to Springerville Units 3 and 4	29.6	26.2	11.8	9.7
Expenses Related to Customer-funded Renewable Energy and DSM Programs	13.0	5.2	5.9	2.4

UniSource Energy O&M (GAAP)	$243.4	$211.5	$79.5	$73.4

TEP	YTD Sep 30	YTD Sep 30	Q3	Q3
O&M Components	2009	2008	2009	2008
	-millions-		-millions-
Wages, A&G, Other	$127.1	$121.6	$38.2	$42.5
Generating Plant Maintenance Expense	30.3	24.1	9.1	7.1
Pension and Postretirement Benefits Expense	16.2	7.8	5.3	2.6

TEP Base O&M (Non-GAAP)	$173.6	$153.5	$52.6	$52.2
Reimbursed O&M Related to Springerville Units 3 and 4	29.6	26.2	11.8	9.7
Expenses Related to Customer-funded Renewable Energy and DSM Programs	9.9	4.2	4.8	1.9

TEP O&M (GAAP)	$213.1	$183.9	$69.2	$63.8

TUCSON ELECTRIC POWER — RETAIL OPERATING STATISTICS

	3 Months Ended Sep. 30				Year-to-Date Sep. 30
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	364,461	362,687	1,774	0.5%	364,724	362,520	2,204	0.6%
Commercial	35,747	35,248	499	1.4%	35,631	35,061	570	1.6%
Industrial	627	633	(6)	-0.9%	630	637	(7)	-1.1%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	61	61	—	0.0%	61	61	—	0.0%

Total	400,898	398,631	2,267	0.6%	401,048	398,281	2,767	0.7%

RETAIL SALES — MWH
Residential	1,453,143	1,360,945	92,198	6.8%	3,129,160	3,077,958	51,202	1.7%
Commercial	618,955	612,664	6,291	1.0%	1,544,514	1,569,798	(25,284)	-1.6%
Industrial	627,940	655,399	(27,459)	-4.2%	1,666,778	1,739,661	(72,883)	-4.2%
Mining	269,172	271,751	(2,579)	-0.9%	792,791	815,631	(22,840)	-2.8%
Other	66,744	65,288	1,456	2.2%	188,359	193,113	(4,754)	-2.5%

Total	3,035,954	2,966,047	69,907	2.4%	7,321,602	7,396,161	(74,559)	-1.0%

RETAIL USAGE — KWH/ CUSTOMER
Residential	3,987	3,752	235	6.3%	8,580	8,490	89	1.0%
Commercial	17,315	17,382	(67)	-0.4%	43,347	44,773	(1,426)	-3.2%
Industrial	1,001,499	1,035,385	(33,886)	-3.3%	2,645,679	2,731,022	(85,343)	-3.1%
Mining	134,586,000	135,875,500	(1,289,500)	-0.9%	396,395,500	407,815,500	(11,420,000)	-2.8%
Other	1,094,164	1,070,295	23,869	2.2%	3,087,852	3,165,787	(77,934)	-2.5%

Total	7,573	7,441	132	1.8%	18,256	18,570	(314)	-1.7%

RETAIL REVENUES — MILLIONS
Residential	$147.7	$128.1	$19.6	15.3%	$305.5	$281.2	$24.4	8.7%
Commercial	72.1	64.3	7.9	12.2%	171.7	163.2	8.6	5.3%
Industrial	50.4	48.7	1.7	3.5%	127.1	126.9	0.2	0.1%
Mining	16.8	13.9	3.0	21.4%	45.9	41.4	4.5	10.8%
Other	5.6	5.0	0.6	12.7%	15.0	14.5	0.6	3.8%

Total	$292.6	$259.9	$32.7	12.6%	$665.3	$627.1	$38.1	6.1%

DSM / REST	4.8	0.6	4.1	N/M	9.9	0.8	9.1	N/M

Total Retail Revenues	$297.4	$260.6	$36.9	14.1%	$675.2	$628.0	$47.2	7.5%

WEATHER — COOLING DEGREE DAYS
Actual	1,155	875	280	32.0%	1,571	1,295	276	21.3%
10-Year Average	970	935			1,434	1,392
% Change Actual vs. 10-Year Avg.	19.1%	-6.4%			9.6%	-7.0%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$35.22	$81.32	($46.10)	-56.7%	$33.14	$81.12	($47.98)	-59.1%
Off Peak	$21.95	$54.27	($32.32)	-59.6%	$22.30	$59.35	($37.05)	-62.4%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$2.98	$8.68	($5.70)	-65.7%	$3.10	$8.47	($5.37)	-63.4%

UNS GAS — OPERATING STATISTICS

	3 Months Ended Sep. 30				Year-to-Date Sep. 30
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	132,192	131,890	302	0.2%	132,606	132,538	68	0.1%
Commercial	11,225	11,293	(68)	-0.6%	11,374	11,453	(79)	-0.7%
All Other	1,109	1,106	3	0.3%	1,109	1,105	4	0.4%

Total	144,526	144,289	237	0.2%	145,089	145,096	(7)	0.0%

RETAIL SALES — THOUSANDS OF THERMS
Residential	5,186	5,178	8	0.2%	44,553	49,906	(5,353)	-10.7%
Commercial	3,888	4,093	(205)	-5.0%	19,604	21,680	(2,076)	-9.6%
All Other	700	627	73	11.7%	5,503	6,050	(547)	-9.0%

Total	9,774	9,898	(124)	-1.3%	69,660	77,637	(7,976)	-10.3%

RETAIL USAGE — THERMS/ CUSTOMER
Residential	39.2	39.3	(0)	-0.1%	336	377	(41)	-10.8%
Commercial	346.3	362.4	(16)	-4.4%	1,724	1,893	(169)	-8.9%

RETAIL REVENUES — MILLIONS Non-Fuel Revenues:
Residential	$5.0	$5.1	(0.0)	-0.7%	$24.5	$26.4	(1.9)	-7.3%
Commercial	1.5	1.5	(0.1)	-4.3%	6.5	7.1	(0.6)	-8.4%
All Other	0.2	0.2	(0.0)	-3.3%	1.3	1.4	(0.1)	-10.4%

Total	$6.7	$6.8	($0.1)	-1.6%	$32.3	$35.0	($2.7)	-7.6%
DSM Revenues	0.2	0.1	0.1	50.5%	0.4	0.2	0.2	73.6%
Transport/NSP Revenues	3.7	7.3	(3.7)	-50.1%	12.1	22.1	(10.0)	-45.3%
Fuel Revenues:
Recovered from Customers	7.5	8.8	(1.2)	-14.2%	58.2	63.1	(4.9)	-7.7%

Total Gas Revenues	$18.1	$23.0	($5.0)	-21.6%	$103.0	$120.3	($17.3)	-14.4%

WEATHER — HEATING DEGREE DAYS
Actual	301	229	72	31.4%	11,879	13,589	(1,710)	-12.6%
10-Year Average	346	363			12,527	12,662
% Change Actual vs. 10-Year Avg.	-13.0%	-36.9%			-5.2%	7.3%
UNS ELECTRIC — OPERATING STATISTICS

	3 Months Ended Sep. 30				Year-to-Date Sep. 30
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	79,476	79,421	55	0.1%	79,460	79,453	7	0.0%
Commercial	10,308	10,347	(39)	-0.4%	10,331	10,329	2	0.0%
All Other	288	275	13	4.7%	285	273	12	4.4%

Total	90,072	90,043	29	0.0%	90,076	90,055	21	0.0%

RETAIL SALES — MWH
Residential	300,881	299,767	1,114	0.4%	651,577	666,765	(15,188)	-2.3%
Commercial	185,393	183,430	1,963	1.1%	478,628	485,458	(6,830)	-1.4%
Industrial	56,438	52,116	4,322	8.3%	144,273	144,691	(418)	-0.3%
Mining	43,036	6,073	36,963	NM	116,643	17,824	98,819	NM
Other	499	492	7	1.4%	1,586	1,671	(85)	-5.1%

Total	586,247	541,878	44,369	8.2%	1,392,707	1,316,409	76,298	5.8%

RETAIL USAGE — KWH/ CUSTOMER
Residential	3,786	3,774	11	0.3%	8,200	8,392	(192)	-2.3%
Commercial	17,985	17,728	258	1.5%	46,329	47,000	(670)	-1.4%

RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$7.2	$7.1	0.1	1.2%	$16.2	$18.2	(2.0)	-11.0%
Commercial	6.4	6.2	0.2	2.8%	17.2	16.3	0.9	5.6%
Industrial	1.7	0.9	0.8	86.1%	5.2	1.7	3.5	NM
Mining	0.8	0.5	0.3	57.5%	2.0	1.0	1.0	NM
Other	0.1	0.1	(0.0)	-3.3%	0.2	0.2	(0.0)	-4.1%

Total	$16.1	$14.8	$1.4	9.2%	$40.7	$37.4	$3.3	9.0%
DSM / REST	1.2	0.5	0.7	NM	2.9	0.7	2.1	NM
Fuel Revenues:
Recovered from Customers	34.2	46.9	(12.7)	-27.1%	98.7	103.9	(5.2)	-5.0%

Total Retail Revenues	$51.5	$62.1	($10.6)	-17.1%	$142.3	$142.0	$0.3	0.2%

WEATHER — COOLING DEGREE DAYS
Actual	5,666	5,339	327	6.1%	8,710	8,143	567	7.0%
10-Year Average	5,367	5,293			8,501	8,383
% Change Actual vs. 10-Year Avg.	5.6%	0.9%			2.5%	-2.9%

WEATHER — HEATING DEGREE DAYS
Actual					3,538	4,235	(697)	-16.5%
10-Year Average					3,787	3,795
% Change Actual vs. 10-Year Avg.					-6.6%	11.6%

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		-Thousands of Dollars-
Numerator:
Net Income	$57,646	($11,039)	$93,839	($8,906)
Income from Assumed Conversion of Convertible Senior Notes	1,097	—	3,292	—

Adjusted Numerator	$58,743	($11,039)	$97,131	($8,906)

Denominator:	- Thousands of Shares -
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	35,722	35,453	35,623	35,398
Participating Securities	100		102
Fully Vested Deferred Stock Units	106	224	104	218

Total Weighted-average Shares of Common Stock Outstanding and Participating Securities — Basic	35,928	35,677	35,829	35,616
Effect of Dilutive Securities:
Convertible Senior Notes	4,101	—	4,086	—
Options and Stock Issuable under Employee Benefit Plans and the Directors’ Plan	507	—	491	—

Total Shares — Diluted	40,536	36,677	40,406	36,616

For the three and nine months ended September 30, 2008, 4 million potentially dilutive shares from the conversion of convertible senior notes, and after-tax interest expense of $1 million and $3 million, respectively, were not included in the computation of diluted EPS because to do so would have been anti-dilutive.  The following table shows the number of stock options to purchase shares of Common Stock excluded from the computation of diluted EPS because the stock option’s exercise price was greater than the average market price of the Common Stock.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		- In Thousands -

Stock Options Excluded from the Diluted EPS Computation	395	234	395	288